UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reportedly): January 25, 2007


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

   Florida                            0-11102                     59-1564329
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
 of Incorporation)                                           Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


     (b) Effective January 25, 2007, Jeffrey J. Tieger, Vice President, Secretary and Director of the Registrant has resigned from such positions. Mr. Tieger has decided to retire and no longer work for the Company on a full-time basis. During a yet to be determined period he will work part-time for the Company in order to provide an orderly transition for his successors to assume his former responsibilities. There were no matters of disagreement concerning operations, policies or practices between Mr. Tieger and the Registrant causing this decision to resign.

     The Company has provided Mr. Tieger with a copy of this Form 8-K simultaneously with its filing with the Securities and Exchange Commission ("Commission"). The Company has requested that Mr. Tieger furnish the Company with a letter addressed to the Commission stating whether he agrees with the statements made by the Company in response to this item 502(a) and, if not, stating the respects in which he does not agree. The Company shall file Mr. Tieger's letter as an exhibit to a report on Form 8-K when received.

     (c) Mr. Tieger's responsibilities as Vice President-Advertising and Marketing will be assumed by George W. Lindsey, Jr. Mr. Lindsey, who is 49 years old, served as Executive Editor of Southern Boating Magazine for the five years immediately preceding his employment with the Registrant. His appointment as Vice President was ratified by the Company's Board of Directors effective January 26, 2007. Mr. Lindsey is not related to any other officer or director of the Company, has not had any business transactions with the Company, and is not covered by an Employment Agreement.

     Mr. Tieger's responsibilities as Secretary will be assumed by William W. Dudman who is 42 years old and also serves as Vice President-Operations of the Company since 2004. For the five years prior to joining the Company, Mr. Dudman held various managerial positions in the Marine Industry, most recently with West Marine. His appointment as Secretary was ratified by the Company's Board of Directors effective January 26, 2007. Mr. Dudman is not related to any other officer or director of the Company, has not had any business transactions with the Company, and is not covered by an Employment Agreement.


 Item 9.01  Financial Statements and Exhibits

     (c) Exhibits. Mr. Tieger's letter of resignation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 26, 2007
                                       Ocean Bio-Chem, Inc.


                                       /s/ Peter G. Dornau
                                       -------------------------------
                                       Peter G. Dornau
                                       Chairman of the Board and
                                       Chief Executive Officer

                                                                         Exhibit


January 25, 2007


To:      Peter G. Dornau

From:   Jeffrey J. Tieger


     As I am going into retirement, effective immediately I am resigning my positions as Vice President, Secretary, and member of the Board of Directors of Ocean Bio-Chem, Inc. and all of its subsidiaries.